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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                 ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): APRIL 8, 1999
                                                           -------------


                                 COCENSYS, INC.
                              -------------------
               (Exact Name of Registrant as Specified in Charter)


DELAWARE                        0-20954                           33-0538836
--------                        -------                           ----------
(State or Other               (Commission                      (IRS Employer
Jurisdiction of               File Number)                Identification No.)
Incorporation)


201 TECHNOLOGY DRIVE, IRVINE, CALIFORNIA                           92618
----------------------------------------                           -----
(Address of Principal Executive Office)                        (Zip Code)


       Registrant's telephone number, including area code: (949) 753-6100


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ITEM 5.  OTHER EVENTS.

Attached hereto as Exhibit 99.1 is a copy of a Press Release issued on behalf of the Registrant announcing that Nasdaq had halted trading of Registrant's common stock on the Nasdaq National Market pending receipt and review of certain information.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   Not applicable.

         (b)   Not applicable.

         (c) EXHIBITS. The following exhibits are attached to this Current Report on Form 8-K:

                                                                     Sequential
         Exhibit     Description                                     Page Start
         -------     -----------                                     ----------

         99.1        Press Release entitled "Nasdaq Halts Trading"          3
                     dated April 9, 1999


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 COCENSYS, INC.
                                  (Registrant)


Date:  April 9, 1999              By: /s/ Robert R. Holmen
                                      -----------------------------------------
                                      Robert R. Holmen, Vice President, General
                                      Counsel and Secretary


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